Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

September 30, 2019

Shares		Value
Common Stocks – 97.1%
Aerospace & Defense – 6.0%
CAE Inc	237,389	$6,031,942
Safran SA	207,533	32,670,163
		38,702,105
Banks – 11.6%
BNP Paribas SA	494,538	24,074,774
China Construction Bank Corp	23,160,000	17,671,043
HDFC Bank Ltd	387,626	6,714,406
ING Groep NV	603,211	6,313,468
Mitsubishi UFJ Financial Group Inc	3,025,700	15,348,200
Permanent TSB Group Holdings PLC*	3,507,426	4,625,093
		74,746,984
Beverages – 7.9%
Diageo PLC	659,434	27,018,741
Heineken NV	225,291	24,345,963
		51,364,704
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	16,103	1,971,973
Building Products – 2.9%
Daikin Industries Ltd	141,300	18,533,290
Consumer Finance – 0.8%
Nexi SpA (144A)*	520,432	5,306,410
Electronic Equipment, Instruments & Components – 1.3%
Hexagon AB	173,145	8,350,061
Hotels, Restaurants & Leisure – 2.4%
GVC Holdings PLC	1,712,839	15,652,999
Household Durables – 3.6%
Sony Corp	395,800	23,236,912
Insurance – 11.2%
AIA Group Ltd	2,850,600	26,932,942
Beazley PLC	689,726	5,273,822
Intact Financial Corp	72,401	7,287,650
NN Group NV	541,436	19,200,444
Sony Financial Holdings Inc	633,800	13,730,086
		72,424,944
Interactive Media & Services – 3.5%
Tencent Holdings Ltd	541,300	22,805,392
Internet & Direct Marketing Retail – 6.1%
Alibaba Group Holding Ltd (ADR)*	185,632	31,043,239
MakeMyTrip Ltd*	356,501	8,089,008
		39,132,247
Metals & Mining – 7.5%
Antofagasta PLC	767,232	8,479,004
Hindustan Zinc Ltd	3,692,019	11,121,183
Rio Tinto Ltd	307,018	19,198,984
Teck Resources Ltd	598,287	9,701,219
		48,500,390
Oil, Gas & Consumable Fuels – 5.9%
Canadian Natural Resources Ltd	805,910	21,461,383
TOTAL SA	318,284	16,609,666
		38,071,049
Pharmaceuticals – 8.6%
AstraZeneca PLC	189,016	16,871,491
Novartis AG	189,063	16,397,587
Takeda Pharmaceutical Co Ltd	652,674	22,277,005
		55,546,083
Road & Rail – 1.4%
Container Corp Of India Ltd	1,092,062	9,319,960
Semiconductor & Semiconductor Equipment – 6.8%
ASML Holding NV	116,518	28,856,490
Taiwan Semiconductor Manufacturing Co Ltd	1,717,000	15,037,532
		43,894,022
Specialty Retail – 1.6%
Industria de Diseno Textil SA	326,499	10,105,244
Technology Hardware, Storage & Peripherals – 2.2%
Samsung Electronics Co Ltd	352,615	14,461,343
Textiles, Apparel & Luxury Goods – 2.7%
Cie Financiere Richemont SA	123,607	9,070,460

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Samsonite International SA (144A)	3,924,600	$8,312,390
		17,382,850
Trading Companies & Distributors – 2.8%
Ferguson PLC	249,826	18,254,708
Total Common Stocks (cost $525,675,706)		627,763,670
Investment Companies – 2.7%
Money Markets – 2.7%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£ (cost $17,593,886)	17,593,886	17,593,886
Total Investments (total cost $543,269,592) – 99.8%		645,357,556
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,477,583
Net Assets – 100%		$646,835,139

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$93,125,493	14.4%
Netherlands	78,716,365	12.2
France	73,354,603	11.4
United Kingdom	73,296,057	11.3
China	71,519,674	11.1
Canada	44,482,194	6.9
United States	37,820,567	5.9
Hong Kong	35,245,332	5.5
India	35,244,557	5.5
Switzerland	25,468,047	3.9
Australia	19,198,984	3.0
Taiwan	15,037,532	2.3
South Korea	14,461,343	2.2
Spain	10,105,244	1.6
Sweden	8,350,061	1.3
Italy	5,306,410	0.8
Ireland	4,625,093	0.7

Total	$645,357,556	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 2.7%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$97,063∆	$-	$-	$-
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	200,866	964	-	17,593,886
Total Affiliated Investments - 2.7%	$297,929	$964	$-	$17,593,886

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 2.7%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	5,589	93,970,278	(93,975,867)	-
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	20,350,499	91,073,788	(93,830,401)	17,593,886

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2019

Market Value
Written options contracts, call	$ 6,918

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2019 is $13,618,800, which represents 2.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$28,856,490	$15,037,532	$-
All Other	583,869,648	-	-
Investment Companies	-	17,593,886	-
Total Assets	$612,726,138	$32,631,418	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.